                                                                File No. 2-33566
                                                                        811-1886

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No.

          Post-Effective Amendment No.  ___58___
                                           --

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


          Amendment No.  __33____
                           --

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                          SELIGMAN CAPITAL FUND, INC.
               (Exact name of registrant as specified in charter)
-------------------------------------------------------------------------------


                   100 PARK AVENUE, NEW YORK, NEW YORK  10017
                    (Address of principal executive offices)


                Registrant's Telephone Number:  212-850-1864 or
                             Toll Free: 800-221-2450

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                           THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                           New York, New York  10017
                    (Name and address of agent for service)

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 It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)   on  (date)  pursuant to
                                                       --------
  paragraph (a)(1)


on  April 28,2000  pursuant to paragraph (b)    75 days after filing pursuant
    --------- ----
  to paragraph (a)(2)


60 days after filing pursuant to paragraph (a)(1)    on  (date)  pursuant to
                                                        --------
  paragraph (a)(2) of rule 485.

If appropriate, check the following box:

  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                 S E L I G M A N
                                                           ---------------------
                                                                         Capital
                                                                      Fund, Inc.






The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.

EQCA1 5/2000


                 [GRAPHIC]

             P R O S P E C T U S

              M A Y  1, 2 0 0 0



               Seeking Capital

                Appreciation

               by Investing in

             Mid-Capitalization

                Growth Stocks


                 managed by

                  [GRAPHIC]

             J.& W. SELIGMAN & CO.
           I N C O R P O R A T E D
              ESTABLISHED 1864

Table of Contents


The Fund
       Investment Objective    1
       Principal Investment Strategies   1
       Principal Risks    2
       Past Performance    3
       Fees and Expenses    4
       Management    5

Shareholder Information
       Deciding Which Class of Shares to Buy    6
       Pricing of Fund Shares    8
       Opening Your Account      8
       How to Buy Additional Shares   9
       How to Exchange Shares Among
          the Seligman Mutual Funds    10
       How to Sell Shares    10
       Important Policies That May Affect
          Your Account    11
       Dividends and Capital Gain Distributions    12
       Taxes    12
       The Seligman Mutual Funds    13

Financial Highlights       15

How to Contact Us     17

For More Information     back cover



                         TIMES CHANGE ... VALUES ENDURE

The Fund

Investment Objective

The Fund's investment objective is capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:
Generally, the Fund invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Fund using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet (e.g., low ratio of debt to total capital). In selecting individual securities for investment, the investment manager then looks to identify medium-sized companies that it believes display one or more of the following:


 Medium-Sized       . Proven track record
 Companies:         . Strong management
                    . Multiple product lines
 Companies with     . Potential for improvement in overall operations (a
 market               catalyst for growth in revenues and/or earnings)
 capitalizations    . Positive supply and demand outlook for its industry
 at the time of
 purchase by
 the Fund of
 between $1
 billion and
 $10 billion.


The investment manager also looks at the forecasted earnings of a company considered for investment to determine if the company has the potential for above-average growth.


The Fund will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

The Fund primarily invests in common stocks. However, the Fund may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities. The Fund may also hold cash, US Government securities, commercial paper, or other investment grade debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Fund generally does not invest a significant amount, if any, in illiquid or foreign securities. The Fund may borrow money from time to time to purchase securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's investment objective. The Fund's objective may be changed only with shareholder approval.

The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if it concludes such a change is appropriate.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest more than 25% of its total assets in securities of companies in any one industry. The Fund may, however, invest more heavily in certain industries believed by the investment manager to offer good investment opportunities. If an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to one widely-used measure of mid-cap stock performance and one measure of performance of mutual funds with investment objectives similar to the Fund.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.


                         Class A Annual Total Returns

                                  [BAR GRAPH]

 1990     1991    1992    1993    1994    1995    1996    1997    1998    1999
------   ------  ------  ------  ------  ------  ------  ------  ------  ------
1.38%    54.67%  11.56%  4.80%   -7.06%  37.32%  16.74%  22.28%  19.12%  50.71%

Best quarter return: 43.01% - quarter ended 12/31/99.
Worst quarter return: -22.62% - quarter ended 9/30/90.


   [SELIGMAN COMMON STOCK FUND CHART A ANNUAL TOTAL RETURNS BAR GRAPH APPEARS
                                     HERE]

           Average Annual Total Returns - Periods Ended 12/31/99

                                                  CLASS B         CLASS C         CLASS D
                          ONE   FIVE    TEN   SINCE INCEPTION SINCE INCEPTION SINCE INCEPTION
                         YEAR   YEARS  YEARS      4/22/96        5/27/99*         5/3/93
                         -----  -----  -----  --------------- --------------- ---------------
  Class A                43.56% 27.36% 19.03%         --              --              --
  Class B                44.51    n/a    n/a       24.22%             --              --
  Class C                  n/a    n/a    n/a          --           49.84%             --
  Class D                48.60  27.58    n/a          --              --           19.81%
  Russell Midcap Growth
   Index                 51.29  28.02  18.95       25.51(/1/)      41.74(/2/)      22.49(/3/)
  Lipper Mid Cap Funds
   Average               36.29  23.35  17.35       19.99(/1/)      31.46(/2/)      19.51(/3/)

 The Russell Midcap Growth Index and the Lipper Mid Cap Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Mid Cap Funds Average does not reflect any sales charges and the Russell Midcap Growth Index does not reflect any fees or sales charges. The Russell Midcap Growth Index measures the performance of mid-cap growth stocks, and the Lipper Mid Cap Funds Average measures the performance of mutual funds with investment objectives similar to the Fund.

  * Total returns for periods of less than one year are not annualized.

 (/1/From)April 30, 1996.

 (/2/From)May 31, 1999.

 (/3/From)April 30, 1993.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

 Shareholder Fees                            Class A     Class B Class C Class D
 ----------------                            -------     ------- ------- -------
 Maximum Sales Charge (Load)...............   4.75%          5%      2%      1%
 Maximum Sales Charge (Load) on Purchases
  (as a % of offering price)...............   4.75%(/1/)   none      1%    none
 Maximum Contingent Deferred Sales Charge
  (Load) (CDSC) on Redemptions (as a % of
  original purchase price or current net
  asset value, whichever is less)..........    none(/1/)     5%      1%      1%
 Annual Fund Operating Expenses for 1999
 ---------------------------------------
 (as a percentage of average net assets)
 Management Fees...........................    .47%        .47%    .47%    .47%
 Distribution and/or Service (12b-1) Fees..    .25%       1.00%   1.00%   1.00%
 Other Expenses............................    .30%        .30%    .30%    .30%
                                              -----       -----   -----   -----
 Total Annual Fund Operating Expenses......   1.02%       1.77%   1.77%   1.77%
                                              =====       =====   =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

 Management Fees:
 Fees paid out of Fund
 assets to the
 investment manager to
 compensate it for
 managing the Fund.

 12b-1 Fees:
 Fees paid by each
 Class, pursuant to a
 plan adopted by the
 Fund under Rule 12b-1
 of the Investment
 Company Act of 1940.
 The plan allows each
 Class to pay
 distribution and/or
 service fees for the
 sale and distribution
 of its shares and for
 providing services to
 shareholders.

 Other Expenses:

 Miscellaneous expenses
 of running the Fund,
 including such things
 as transfer agency,
 registration, custody,
 auditing and legal
 fees.
Example

This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $574   $784   $1,011   $1,664
Class B    680    857    1,159    1,886+
Class C    377    652    1,050    2,163
Class D    280    557      959    2,084

If you did not sell your shares at the end of each period, your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $574   $784   $1,011   $1,664
Class B    180    557      959    1,886+
Class C    278    652    1,050    2,163
Class D    180    557      959    2,084

+ Class B shares will automatically convert to Class A shares after eight years.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 20 US registered investment companies, which offer more than 50 investment portfolios with approximately $30 billion in assets as of March 31, 2000. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2000, of approximately $12 billion.

The Fund pays Seligman a fee for its management services. The fee rate equals a percentage of the daily net assets of the Fund. The rate is calculated on a sliding scale of 0.55% to 0.45% based on the average daily net assets of all US registered investment companies managed by Seligman. For the year ended December 31, 1999, the management fee paid by the Fund to Seligman was .47% of the Fund's average daily net assets.

  Affiliates of Seligman:

  Seligman Advisors, Inc.:
  The Fund's general
  distributor; responsible
  for accepting orders for
  purchases and sales of Fund
  shares.

  Seligman Services, Inc.:
  A limited purpose
  broker/dealer; acts as the
  broker/dealer of record for
  shareholder accounts that
  do not have a designated
  broker or financial
  advisor.

  Seligman Data Corp. (SDC):
  The Fund's shareholder
  service agent; provides
  shareholder account
  services to the Fund at
  cost.

Portfolio Management

The Fund is managed by Ms. Marion S. Schultheis, co-head of Seligman's Global Growth Team. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Portfolio Manager of the Fund since joining Seligman. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998. Prior thereto, she was Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages Seligman Growth Fund, Inc. and co-manages Seligman Global Growth Fund, a series of Seligman Global Fund Series, Inc; and she manages Seligman Capital Portfolio and Seligman Large-Cap Growth Portfolio and co-manages Seligman Global Growth Portfolio, three portfolios of Seligman Portfolios, Inc.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:
  . The amount you plan to invest.
  . How long you intend to remain invested in the Fund, or another Seligman mutual fund.
  . If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.
  . Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
  . Initial sales charge on Fund purchases, as set forth below:

                                Sales Charge    Sales Charge     Regular Dealer
                                   as a %          as a %           Discount
                                of Offering        of Net          as a % of
   Amount of your Investment     Price(/1/)    Amount Invested   Offering Price
   -------------------------    ------------   ---------------   --------------
   Less than $50,000                4.75%           4.99%             4.25%
   $50,000 -- $99,999               4.00            4.17              3.50
   $100,000 -- $249,999             3.50            3.63              3.00
   $250,000 -- $499,999             2.50            2.56              2.25
   $500,000 -- $999,999             2.00            2.04              1.75
   $1,000,000 and over(/2/)         0.00            0.00              0.00

  (/1/) "Offering Price" is the amount that you actually pay for Fund shares;
        it includes the initial sales charge.

  (/2/) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

  . Annual 12b-1 fee (for shareholder services) of up to 0.25%.
  . No sales charge on reinvested dividends or capital gain distributions. . Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

Class B
  . No initial sales charge on purchases.
  . A declining CDSC on shares sold within 6 years of purchase:

                                              Your purchase of Class B
                                              shares must be for less than
   Years Since Purchase                  CDSC $250,000, because if you
   --------------------                  ---- invest $250,000 or more, you
                                              will pay less in fees and
   Less than 1 year                        5% charges if you buy another
   1 year or more but less than 2 years    4  Class of shares.
   2 years or more but less than 3
    years                                  3
   3 years or more but less than 4
    years                                  3
   4 years or more but less than 5
    years                                  2
   5 years or more but less than 6
    years                                  1
   6 years or more                         0

  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%. . Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.
  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C
  . Initial sales charge on Fund purchases, as set forth below:

                                                      Sales Charge as a %   Regular Dealer
                                Sales Charge as a %         of Net        Discount as a % of
   Amount of your Investment   of Offering Price(/1/)   Amount Invested     Offering Price
   -------------------------   ---------------------- ------------------- ------------------
   Less than $100,000                   1.00%                1.01%               1.00%
   $100,000 -- $249,999                 0.50                 0.50                0.50
   $250,000 --
    $1,000,000(/2/)                     0.00                 0.00                0.00

  (/1/) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
  (/2/) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.
  . A 1% CDSC on shares sold within eighteen months of purchase.
  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
  . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

  .  No sales charge on reinvested dividends or capital gain distributions.

  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class D*
  . No initial sales charge on purchases.
  . A 1% CDSC on shares sold within one year of purchase.
  . Annual 12b-1 fee (for distribution and shareholder services) of 1.00%. . No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
  . No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

  * Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D is comparable to the sales charge structure of the other funds offered under the program.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

NAV:
Computed separately for each            If your buy or sell order is received by your
Class by dividing that Class's          broker/dealer or financial advisor after the close of
share of the net assets of the          regular trading on the NYSE, or is accepted by Seligman
Fund (i.e., its assets less             Advisors after the close of business, the order will be
liabilities) by the total number        executed at the Class's NAV calculated as of the close of
of outstanding shares of the            regular trading on the next NYSE trading day. When you
Class.                                  sell shares, you receive the Class's per share NAV, less
                                        any applicable CDSC.

                                        The NAV of the Fund's shares is determined each day,
                                        Monday through Friday, on days that the NYSE is open for
                                        trading. Because of their higher 12b-1 fees, the NAV of
                                        Class B, Class C and Class D shares will generally be
                                        lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

Opening Your Account

The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."

To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

    . Regular (non-retirement) accounts: $1,000                       You may buy shares of the
                                                                      Fund for all types of tax-
    . For accounts opened concurrently with Invest-A-Check(R):        deferred retirement plans.
    $100 to open if you will be making monthly investments            Contact Retirement Plan
    $250 to open if you will be making quarterly investments          Services at the address or
                                                                      phone number listed on the
                                                                      inside back cover of this
                                                                      prospectus for information
                                                                      and to receive the proper
                                                                      forms.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

   If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form
         (which may require a signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:
      Seligman Data Corp.
      P.O. Box 9766
      Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix SM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

Seligman Harvester SM. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/ dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not affect the date on which your redemption request is actually processed.

You will need to guarantee your signature(s) if the proceeds are:
      (1) $50,000 or more;

      (2) to be paid to someone other than the account owner; or
      (3) mailed to other than your address of record.

   Signature Guarantee:
   Protects you and the Fund
   from fraud. It guarantees
   that a signature is
   genuine. A guarantee must
   be obtained from an
   eligible financial
   institution. Notarization
   by a notary public is not
   an acceptable guarantee.

You may need to provide additional documents to sell Fund shares if you are:
 .  a corporation;
 .  an executor or administrator;
 .  a trustee or custodian; or
 .  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

 . Refuse an exchange request if:

   1. you have exchanged twice from the same fund in any three-month period;

   2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

   3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

 . Refuse any request to buy Fund shares;

 . Reject any request received by telephone;

 . Suspend or terminate telephone services;

 . Reject a signature guarantee that SDC believes may be fraudulent;

 . Close your fund account if its value falls below $500;

 . Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

 . Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

 . Exchange shares between funds;

 . Change dividend and/or capital gain distribution options;

 . Change your address;

 . Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

 . Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

 . Corporations may not sell Fund shares by phone;

 . IRAs may only exchange Fund shares or request address changes by phone;

 . Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains.

Dividend:                                        You may elect to:
A payment by a mutual fund,                      (1) reinvest both dividends and capital gain
usually derived from the fund's                      distributions;
net investment income (dividends
and interest earned on portfolio                 (2) receive dividends in cash and reinvest capital
securities less expenses).                           gain distributions; or

Capital Gain Distribution:                       (3) receive both dividends and capital gain
A payment to mutual fund shareholders                distributions in cash.
which represents profits realized on the
sale of securities in a fund's portfolio.        Your dividends and capital gain distributions will be
                                                 reinvested if you do not instruct otherwise or if you
Ex-dividend Date:                                own Fund shares in a Seligman tax-deferred retirement
The day on which any declared                    plan.
distributions (dividends or
capital gains) are deducted from                 If you want to change your election, you may write SDC
a fund's assets before it calculates             at the address listed on the back cover of this
its NAV.                                         prospectus or, if you have telephone services, you or
                                                 your financial advisor may call SDC. Your request must
                                                 be received by SDC before the record date to be
                                                 effective for that dividend or capital gain
                                                 distribution.

                                                 Cash dividends or capital gain distributions will be
                                                 sent by check to your address of record or, if you
                                                 have current ACH bank information on file, directly
                                                 deposited into your predesignated bank account within
                                                 3-4 business days from the payable date.

                                                 Dividends and capital gain distributions are
                                                 reinvested to buy additional Fund shares on the
                                                 payable date using the NAV of the ex-dividend date.

                                                 Dividends on Class B, Class C and Class D shares will
                                                 be lower than the dividends on Class A shares as a
                                                 result of their higher 12b-1 fees. Capital gain
                                                 distributions will be paid in the same amount for each
                                                 Class.


Taxes
The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

Equity

Specialty
--------------------------------------------------------------------------------
Seligman Communications and
Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Small Company
--------------------------------------------------------------------------------
Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Medium Company
--------------------------------------------------------------------------------
Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------
Seligman Growth Fund

Seeks long-term growth of capital value and an increase in future income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Seligman Common Stock Fund

Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.

Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Balanced
--------------------------------------------------------------------------------
Seligman Income Fund

Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

Fixed-Income

Income
--------------------------------------------------------------------------------
Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------
Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                      Louisiana                                         New Jersey
 .High-Yield                    Maryland                                          New York
 .Quality                       Massachusetts                                     North Carolina
Colorado                        Michigan                                          Ohio
Florida                         Minnesota                                         Oregon
Georgia                         Missouri                                          Pennsylvania
                                                                                  South Carolina

* A small portion of income may be subject to state taxes.
Money Market
--------------------------------------------------------------------------------
Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

Asset Allocation

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                           CLASS A
                         ----------------------------------------------------
                                   Year ended December 31,
                         ----------------------------------------------------
                           1999       1998       1997       1996       1995
                           ----       ----       ----       ----       ----
Per Share Data:*
Net asset value,
 beginning of year......   $20.06     $17.48     $16.36     $15.59     $13.17

                            -----      -----      -----      -----      -----
Income from investment
 operations:
 Net investment income
  (loss)................    (0.08)     (0.04)     (0.06)     (0.04)     (0.02)
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........     9.80       3.30       3.61       2.68       4.74

                            -----      -----      -----      -----      -----
Total from investment
 operations.............     9.72       3.26       3.55       2.64       4.72

                            -----      -----      -----      -----      -----
Less distributions:
 Dividends from net
  investment income.....      --         --         --         --         --
 Distributions from
  capital gains.........    (2.77)     (0.68)     (2.43)     (1.87)     (2.30)

                            -----      -----      -----      -----      -----
Total distributions.....    (2.77)     (0.68)     (2.43)     (1.87)     (2.30)

                            -----      -----      -----      -----      -----
Net asset value, end of
 year...................   $27.01     $20.06     $17.48     $16.36     $15.59

                            =====      =====      =====      =====      =====
Total Return:               50.71%     19.12%     22.28%     16.74%     37.32%
Ratios/Supplemental
 Data:
Net assets, end of year
 (in thousands)......... $385,379   $298,319   $284,214   $259,514   $215,688
Ratio of expenses to
 average net assets.....     1.02%      0.99%      1.05%      1.07%      1.09%
Ratio of net income
 (loss) to average net
 assets.................    (0.39)%    (0.24)%    (0.29)%    (0.25)%    (0.11)%
Portfolio turnover
 rate...................   174.68%    132.18%    104.33%     94.97%    103.60%

--------

See footnotes on page 16.

                                        CLASS B                       CLASS C
                           ---------------------------------------   ---------
                           Year ended December 31,       4/22/96**   5/27/99**
                           ---------------------------      to          to
                            1999      1998      1997     12/31/96    12/31/99
                           -------   -------   -------   ---------   ---------
Per Share Data:*
Net asset value,
 beginning of period.....   $18.44    $16.24    $15.47     $16.43     $18.12

                             -----     -----     -----      -----      -----
Income from investment
 operations:
 Net investment income
  (loss).................    (0.22)    (0.17)    (0.18)     (0.10)     (0.11)
 Net gains or losses on
  securities (both
  realized and
  unrealized)............     8.90      3.05      3.38       1.01       9.14

                             -----     -----     -----      -----      -----
Total from investment
 operations..............     8.68      2.88      3.20       0.91       9.03

                             -----     -----     -----      -----      -----
Less distributions:
 Dividends from net
  investment income......       --        --        --         --         --
 Distributions from
  capital gains..........    (2.77)    (0.68)    (2.43)     (1.87)     (2.77)

                             -----     -----     -----      -----      -----
Total distributions......    (2.77)    (0.68)    (2.43)     (1.87)     (2.77)

                             -----     -----     -----      -----      -----
Net asset value, end of
 period..................   $24.35    $18.44    $16.24     $15.47     $24.38

                             =====     =====     =====      =====      =====
Total Return:                49.51%    18.24%    21.26%      5.33%     52.33%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)..........  $29,097   $14,824    $8,437     $4,337     $7,202
Ratio of expenses to
 average net assets......     1.77%     1.75%     1.81%      1.89%+     1.75%+
Ratio of net income
 (loss) to average net
 assets..................    (1.14)%   (1.00)%   (1.05)%    (0.99)%+   (1.02)%+
Portfolio turnover rate..   174.68%   132.18%   104.33%     94.97%++  174.68%+++
                                             CLASS D
                           ---------------------------------------------------
                                     Year ended December 31,
                           ---------------------------------------------------
                            1999      1998      1997       1996        1995
                            ----     ------    ------     ------      ------
Per Share Data:*
Net asset value,
 beginning of year.......   $18.45    $16.25    $15.47     $14.94     $12.82

                             -----     -----     -----      -----      -----
Income from investment
 operations:
 Net investment income
  (loss).................    (0.22)    (0.17)    (0.18)     (0.16)     (0.14)
 Net gains or losses on
  securities (both
  realized and
  unrealized)............     8.92      3.05      3.39       2.56       4.56

                             -----     -----     -----      -----      -----
Total from investment
 operations..............     8.70      2.88      3.21       2.40       4.42

                             -----     -----     -----      -----      -----
Less distributions:
 Dividends from net
  investment income......       --        --        --         --         --
 Distributions from
  capital gains..........    (2.77)    (0.68)    (2.43)     (1.87)     (2.30)

                             -----     -----     -----      -----      -----
Total distributions......    (2.77)    (0.68)    (2.43)     (1.87)     (2.30)

                             -----     -----     -----      -----      -----
Net asset value, end of
 year....................   $24.38    $18.45    $16.25     $15.47     $14.94

                             =====     =====     =====      =====      =====
Total Return:                49.60%    18.23%    21.34%     15.84%     35.98%
Ratios/Supplemental Data:
Net assets, end of year
 (in thousands)..........  $39,781   $27,433   $26,088    $19,974     $9,137
Ratio of expenses to
 average net assets......     1.77%     1.75%     1.81%      1.83%      2.02%
Ratio of net income
 (loss) to average net
 assets..................    (1.14)%   (1.00)%   (1.05)%    (1.00)%    (1.06)%
Portfolio turnover rate..   174.68%   132.18%   104.33%     94.97%    103.60%

--------------
  *Per share amounts are calculated based on average shares outstanding.

 **Commencement of offering of shares.
  +Annualized.
 ++For the year ended December 31, 1996.

+++For the year ended December 31, 1999.

How to Contact Us

The Fund                Write:      Corporate Communications/
                                    Investor Relations Department
                                    J. & W. Seligman & Co. Incorporated
                                    100 Park Avenue, New York, NY 10017
                        Phone:      Toll-Free (800) 221-7844 in the US or
                                    (212) 850-1864 outside the US
                        Website:    http://www.seligman.com
Your Regular
(Non-Retirement)
Account                 Write:      Shareholder Services Department
                                    Seligman Data Corp.
                                    100 Park Avenue, New York, NY 10017
                        Phone:      Toll-Free (800) 221-2450 in the US or
                                    (212) 682-7600 outside the US
                        Website:    http://www.seligman.com
Your Retirement
Account                 Write:      Retirement Plan Services
                                    Seligman Data Corp.
                                    100 Park Avenue, New York, NY 10017
                        Phone:      Toll-Free (800) 445-1777

                24-hour automated telephone access is
                available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

 For More Information


--------------------------------------------------------------------------------


     The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

     Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.


     Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


--------------------------------------------------------------------------------




                     SELIGMAN ADVISORS, INC. an affiliate of

                                    [GRAPHIC]

                              J.& W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGARDatabase on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER:  811-1886

                          SELIGMAN CAPITAL FUND, INC.



                       Statement of Additional Information
                                   May 1, 2000


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                      Toll Free Telephone:  (800) 221-2450
     For Retirement Plan Information - Toll-Free Telephone:  (800) 445-1777



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Capital Fund, Inc., dated May 1, 2000. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.



                                Table of Contents
                                -----------------


          Fund History...........................................   2
          Description of the Fund and its Investments and Risks..   2
          Management of the Fund.................................   5
          Control Persons and Principal Holders of Securities....   9
          Investment Advisory and Other Services.................  10
          Brokerage Allocation and Other Practices...............  15
          Capital Stock and Other Securities.....................  16
          Purchase, Redemption, and Pricing of Shares............  16
          Taxation of the Fund...................................  21
          Underwriters...........................................  23
          Calculation of Performance Data........................  24
          Financial Statements...................................  26
          General Information....................................  26
          Appendix...............................................  27

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland in 1968.


             Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectus.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs) (collectively, Depositary Receipts) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may from time to time borrow money to increase its portfolio of securities. It may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. The Fund may pledge its assets only to the extent necessary to effect permitted borrowings of up to 15% of its total assets on a secured basis. These limits may be changed only by a vote of the shareholders. Current asset value coverage of three times any amount borrowed is required at all times.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

- Borrow money, except in an amount not to exceed one-third of the value of its total assets less liabilities other than borrowings;

- Mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings of up to 15% its total assets on a secured basis and except to enter into escrow arrangements in connection with the sales of permitted call options. The Fund has no present intention of selling call options, and will not do so without the prior approval of the Fund's Board of Directors;

-      Purchase securities on "margin," or sell "short";

- Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

- Invest more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities, buy more than 10% of the outstanding voting securities or more than 10% of all the securities of any issuer, or invest to control or manage any company;

-      Invest more than 25% of total assets at market value in any one industry;

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;

- Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker;

-      Purchase or sell commodities and commodity contracts;

- Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security;

- Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks may be considered loans; or

- Write or purchase put, call, straddle or spread options except that the Fund may sell covered call options listed on a national securities exchange or quoted on NASDAQ and purchase closing call options so listed or quoted. The Fund has no present intention of entering into these types of transactions, and will not do so without the prior approval of the Fund's Board of Directors.

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.


Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the years ended December 31, 1999 and 1998 were 174.68% and 132.18%, respectively.


                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information


Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.



         Name,                                                                Principal
       (Age) and           Position(s) Held                              Occupation(s) During
        Address               With Fund                                      Past 5 Years
        -------               ---------                                      ------------


  William C. Morris*     Director, Chairman    Chairman, J. & W. Seligman & Co. Incorporated, Chairman and Chief
         (62)            of the Board, Chief   Executive Officer, the Seligman Group of investment companies;
                         Executive Officer     Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo
                         and Chairman of the   Ceramics Inc., ceramic proppants for oil and gas industry; and
                         Executive Committee   Director, Seligman Data Corp., Kerr-McGee Corporation, diversified energy company.  Formerly, Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.



         Name,                                                                Principal
       (Age) and           Position(s) Held                              Occupation(s) During
        Address               With Fund                                      Past 5 Years
        -------               ---------                                      ------------

    Brian T. Zino*       Director, President   Director and President, J. & W. Seligman & Co. Incorporated; President
         (47)            and Member of the     (with the exception of Seligman Quality Municipal Fund, Inc. and
                         Executive Committee   Seligman Select Municipal Fund, Inc.) and Director or Trustee, the
                                               Seligman Group of investment companies; Chairman, Seligman Data Corp.;
                                               Member of the Board of Governors of the Investment Company Institute;
                                               and Director, ICI Mutual Insurance Company, Seligman Advisors, Inc.,
                                               and Seligman Services, Inc.


 Richard R. Schmaltz*    Director and Member   Director and Managing Director, Director of Investments, J. & W.
         (59)            of the Executive      Seligman & Co. Incorporated; Director or Trustee, the Seligman Group of
                         Committee             investment companies (except Seligman Cash Management Fund, Inc.); and
                                               Trustee Emeritus of Colby College.  Formerly, Director, Seligman
                                               Henderson Co. and Director, Investment Research at Neuberger & Berman
                                               from May 1993 to September 1996.


    John R. Galvin             Director        Dean, Fletcher School of Law and Diplomacy at Tufts University;
         (70)                                  Director or Trustee, the Seligman Group of investment companies;
   Tufts University                            Chairman Emeritus, American Council on Germany; Governor of the Center
    Packard Avenue,                            for Creative Leadership; Director; Raytheon Co., electronics; National
  Medford, MA  02155                           Defense University; and the Institute for Defense Analyses.  Formerly,
                                               Director, USLIFE Corporation, life insurance; Ambassador, U.S. State
                                               Department for negotiations in Bosnia; Distinguished Policy Analyst at
                                               Ohio State University and Olin Distinguished Professor of National
                                               Security Studies at the United States Military Academy.  From June 1987
                                               to June 1992, he was the Supreme Allied Commander, Europe and the
                                               Commander-in-Chief, United States European Command.





   Alice S. Ilchman            Director        Retired President, Sarah Lawrence College; Director or Trustee, the
         (65)                                  Seligman Group of investment companies; Trustee, the Committee for
  18 Highland Circle,                          Economic Development; and Chairman, The Rockefeller Foundation,
 Bronxville, NY  10708                         charitable foundation.  Formerly, Trustee, The Markle Foundation, philanthropic organization; and Director, New York Telephone Company and International Research and Exchange Board, intellectual exchanges.




  Frank A. McPherson           Director        Retired Chairman and Chief Executive Officer of Kerr-McGee Corporation;
         (67)                                  Director or Trustee, the Seligman Group of investment companies;
    2601 Northwest                             Director, Kimberly-Clark Corporation, consumer products; Conoco Inc,
 Expressway, Suite 805E                        oil exploration and production; Bank of Oklahoma Holding Company;
  Oklahoma City, OK                            Baptist Medical Center; Oklahoma Chapter of the Nature Conservancy;
        73112                                  Oklahoma Medical Research Foundation; and National Boys and Girls Clubs
                                               of America; and Member of the Business Roundtable and National
                                               Petroleum Council.  Formerly, Chairman, Oklahoma City Public Schools
                                               Foundation; and Director, Federal Reserve System's Kansas City Reserve
                                               Bank and the Oklahoma City Chamber of Commerce.





         Name,                                                                Principal
       (Age) and           Position(s) Held                              Occupation(s) During
        Address               With Fund                                      Past 5 Years
        -------               ---------                                      ------------


     John E. Merow             Director        Retired Chairman and Senior Partner, Sullivan & Cromwell, law firm;
         (70)                                  Director or Trustee, the Seligman Group of investment companies;
   125 Broad Street,                           Director, Commonwealth Industries, Inc., manufacturers of aluminum
  New York, NY  10004                          sheet products; the Foreign Policy Association; Municipal Art Society
                                               of New York; the U.S. Council for International Business; and New
                                               York-Presbyterian Hospital; Chairman, New York-Presbyterian Healthcare
                                               Network, Inc; Vice-Chairman, the U.S.-New Zealand Council; and Member of
                                               the American Law Institute and Council on Foreign Relations.




    Betsy S. Michel            Director        Attorney; Director or Trustee, the Seligman Group of investment
         (57)                                  companies; Trustee, The Geraldine R. Dodge Foundation, charitable
     P.O. Box 719,                             foundation.  Formerly, Chairman of the Board of Trustees of St.
 Gladstone, NJ  07934                          George's School (Newport, RI) and, Director, the National Association
                                               of Independent Schools (Washington, DC).




    James C. Pitney            Director        Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director or
         (73)                                  Trustee, the Seligman Group of investment companies.  Formerly,
     Park Avenue at                            Director, Public Service Enterprise Group, public utility.
     Morris County,
    P.O. Box 1945,
  Morristown, NJ  07962

   James Q. Riordan            Director        Director or Trustee, the Seligman Group of investment companies;
         (72)                                  Director, The Houston Exploration Company, oil exploration; The
   2893 S. E. Ocean                            Brooklyn Museum, KeySpan Energy Corporation; and Public Broadcasting
      Boulevard,                               Service; and Trustee, the Committee for Economic Development.
   Stuart, FL  34996                           Formerly, Co-Chairman of the Policy Council of the Tax Foundation;
                                               Director, Tesoro Petroleum Companies, Inc. and Dow Jones & Company,
                                               Inc.; Director and President, Bekaert Corporation; and Co-Chairman,
                                               Mobil Corporation.




   Robert L. Shafer            Director        Retired Vice President, Pfizer Inc., pharmaceuticals; Director or
         (67)                                  Trustee, the Seligman Group of investment companies.  Formerly,
 96 Evergreen Avenue,                          Director, USLIFE Corporation, life insurance.
    Rye, NY  10580



   James N. Whitson            Director        Director and Consultant, Sammons Enterprises, Inc., a diversified
         (65)                                  holding company; Director or Trustee, the Seligman Group of investment
6606 Forestshire Drive,                        companies; Director, C-SPAN, cable television, and CommScope, Inc.,
   Dallas, TX  75230                           manufacturer of coaxial cables.  Formerly, Executive Vice President,
                                               Chief Operating Officer, Sammons Enterprises, Inc.




 Marion S. Schultheis     Vice President and   Managing Director, J. & W. Seligman & Co. Incorporated since May 1998;
         (54)             Portfolio Manager    Vice President and Portfolio Manager, Seligman Global Fund Series,
                                               Inc., Seligman Growth Fund, Inc. and Seligman Portfolios, Inc.
                                               Formerly, Managing Director at Chancellor LGT from October 1997 until
                                               May 1998; and Senior Portfolio Manager at IDS Advisory Group Inc. from
                                               August 1987 until October 1997.



         Name,                                                                Principal
       (Age) and           Position(s) Held                              Occupation(s) During
        Address               With Fund                                      Past 5 Years
        -------               ---------                                      ------------


   Lawrence P. Vogel        Vice President     Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
         (43)                                  Seligman Advisors, Inc., and Seligman Data Corp.; Vice President, the
                                               Seligman Group of investment companies, and Seligman Services, Inc.;
                                               and Vice President and Treasurer, Seligman International, Inc.
                                               Formerly, Treasurer, Seligman Henderson Co.


    Frank J. Nasta            Secretary        General Counsel, Senior Vice President, Law and Regulation and
         (35)                                  Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary,
                                               the Seligman Group of investment companies, Seligman Advisors, Inc.,
                                               Seligman Services, Inc., Seligman International, Inc. and Seligman Data
                                               Corp.  Formerly, Secretary, Seligman Henderson Co.


    Thomas G. Rose            Treasurer        Treasurer, the Seligman Group of investment companies and Seligman Data
         (42)                                  Corp.



The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available, and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation
                                                                 Pension or         Total Compensation
                                               Aggregate     Retirement Benefits      from Fund and
                 Name and                    Compensation    Accrued as Part of     Fund Complex Paid
            Position with Fund               from Fund (1)      Fund Expenses      to Directors (1)(2)
            ------------------               -------------      -------------      -------------------

William C. Morris, Director and Chairman          N/A                N/A                   N/A
Brian T. Zino, Director and President             N/A                N/A                   N/A
Richard R. Schmaltz, Director                     N/A                N/A                   N/A
John R. Galvin, Director                         $978                N/A               $82,000
Alice S. Ilchman, Director                        958                N/A                80,000
Frank A. McPherson, Director                      958                N/A                78,000
John E. Merow, Director                           978                N/A                80,000
Betsy S. Michel, Director                         978                N/A                82,000
James C. Pitney, Director                         938                N/A                74,000
James Q. Riordan, Director                        958                N/A                80,000
Robert L. Shafer, Director                        958                N/A                80,000
James N. Whitson, Director                        958(3)             N/A                80,000(3)

---------------

(1) For the Fund's year ended December 31, 1999. Effective January 21, 2000, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.
(2) The Seligman Group of investment companies consists of twenty investment companies.
(3) Deferred.

The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. The Fund has adopted a deferred compensation plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of December 31, 1999 was $17,678.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation (including earnings) in the amounts of $59,859 and $28,704, respectively, as of December 31, 1999.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of investment companies to hedge its obligations in connection with the Fund's deferred compensation plan.


Sales Charges


Class A shares of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.


Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Investment Companies have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from engaging in short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, http://www.sec.gov.


              Control Persons and Principal Holders of Securities

Control Persons


As of April 7, 2000, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders


As of April 7, 2000, 28.11% of the Fund's Class B shares of capital stock then outstanding and 13.51% of the Fund's Class D shares of capital stock then outstanding were registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for the Sole Benefit of Its Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246. As of the same date, there were no shareholders who owned 5% or more of the Fund's Class A or Class C shares of capital stock then outstanding.


Management Ownership


As of April 7, 2000, Directors and officers of the Fund as a group owned 1.35% of the then outstanding Class A shares of the capital stock of the Fund. As of the same date, no Directors or officers owned shares of the Fund's Class B shares, Class C shares or Class D shares of capital stock.


                     Investment Advisory and Other Services

Investment Manager


Seligman manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris owns a majority of the outstanding voting securities of Seligman. See Appendix for further history of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

As compensation for the services performed and the facilities and personnel provided by Seligman, the Fund pays to Seligman promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Fund at the close of business on the previous business day. The term "Applicable Percentage" means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term "Fee Amount" means the sum on an annual basis of:

                   .55 of 1% of the first $4 billion of Fee Base, .50 of 1% of the next $2 billion of Fee Base, .475 of 1% of the next $2 billion of Fee Base, and .45 of 1% of Fee Base in excess of $8 billion.


The term "Fee Base" as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which Seligman or any affiliated company acts as investment adviser or manager (including the Fund). For the year ended December 31, 1999, the Fund paid Seligman $1,623,132, equal to .47% of its average daily net assets. For the year ended December 31, 1998, the Fund paid Seligman $1,504,151, equal to .48% of its average daily net assets. For the year ended December 31, 1997, the Fund paid Seligman $1,470,669, equal to .48% of its average daily net assets.


The Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. Amendments to the Management Agreement, effective April 10, 1991, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on January 17, 1991 and by the shareholders at a special meeting held on April 10, 1991. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.



Principal Underwriter


Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager


Under the Management Agreement, dated December 29, 1988, as amended April 10, 1991, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.


Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:
---------------


                                                                                        Regular Dealer
                                    Sales Charge              Sales Charge               Reallowance
                                     as a % of                as a % of Net               as a % of
Amount of Purchase               Offering Price(1)           Amount Invested            Offering Price
------------------               -----------------           ---------------            --------------
Less than $50,000                      4.75%                      4.99%                       4.25%
$50,000  -  $99,999                    4.00                       4.17                        3.50
$100,000  -  $249,999                  3.50                       3.63                        3.00
$250,000  -  $499,999                  2.50                       2.56                        2.25
$500,000  -  $999,999                  2.00                       2.04                        1.75
$1,000,000 and over                       0                          0                           0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.



Class C shares:
--------------


                                                                                       Regular Dealer
                                      Sales Charge            Sales Charge              Reallowance
                                        as a % of            as a % of Net               as a % of
Amount of Purchase                   Offering Price(1)       Amount Invested            Offering Price
------------------                   -----------------       ---------------            --------------
Less than  $100,000                        1.00%                   1.01%                     1.00%
$100,000  -  $249,999                      0.50                    0.50                      0.50
$250,000  -  $1,000,000                       0                       0                         0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.



Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the years ended December 31, 1999, 1998 and 1997, Seligman Services received commissions in the amounts of $5,149, $4,797 and $7,630, respectively.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A
-------


Under the 12b-1 Plan, the Fund, with respect to Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 1999 was $734,721, equivalent to .25% per annum of the Class A shares' average daily net assets.


Class B
-------


Under the 12b-1 Plan, the Fund, with respect to Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to
 .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or FEP Capital, L.P. with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 1999 was $179,166, equivalent to 1% per annum of the Class B shares' average daily net assets.


Class C
-------


Under the 12b-1 Plan, the Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the year ended December 31, 1999 was $15,316, equivalent to 1% per annum of the Class C shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 1999, Seligman Advisors incurred $74,650 of unreimbursed expenses in respect of the Fund's Class C shares. This amount is equal to 1.04% of the net assets of Class C shares at December 31, 1999.

If the Fund's 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.


Class D
-------


Under the 12b-1 Plan, the Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 1999 was $275,544, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 1999, Seligman Advisors incurred $59,819 of unreimbursed expenses in respect of the Fund's Class D shares. This amount is equal to .15% of the net assets of Class D shares at December 31, 1999.


If the Fund's 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Fund under the 12b-1 Plan for the year ended December 31, 1999, were spent on the following activities in the following amounts:




                                                         Class A       Class B*      Class C**      Class D
                                                         -------       --------      ---------      -------
Compensation to underwriters                                -0-           -0-        $15,316       $ 35,018
Compensation to broker/dealers                            $734,721      $ 44,835       -0-         $240,526
Other*                                                      -0-         $134,331       -0-            -0-



* Payment is made to FEP Capital, L.P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.
**      From May 27,1999 (inception) to December 31, 1999.

The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. The 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 1999, 1998 and 1997, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $90,047, $84,642 and $90,061, respectively.


                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.


For the years ended December 31, 1999, 1998 and 1997, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $1,159,370, $1,181,343 and $583,515, respectively. The amount of brokerage commissions paid by the Fund has increased materially from 1997 due to the Fund's increase in portfolio turnover and the Fund's increase in portfolio transactions on public exchanges as opposed to over-the-counter markets.


Commissions


For the years ended December 31, 1999, 1998 and 1997, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.


Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage


During the year ended December 31, 1999, neither the Fund nor Seligman, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Fund's brokerage transactions to a broker because of research services provided.


Regular Broker-Dealers


During the year ended December 31, 1999, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                       Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $1.00, divided into four classes, designated Class A common stock, Class B common stock, Class C common stock, and Class D common stock. Each share of the Fund's Class A, Class B, Class C, and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A
-------

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

  1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

  2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

  3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;


(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors;


(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B
-------

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                           CDSC
--------------------                           ----
Less than 1 year.............................   5%
1 year or more but less than 2 years.........   4%
2 years or more but less than 3 years........   3%
3 years or more but less than 4 years........   3%
4 years or more but less than 5 years........   2%
5 years or more but less than 6 years........   1%
6 years or more..............................   0%

Approximately eight years after purchase, Class B shares will convert automatically into Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C
-------

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D
-------

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.


Systematic Withdrawals. Class B, Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund, may use the Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:


(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class B, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares are sold at NAV(2). Using each Class's NAV at December 31, 1999, the maximum offering price of the Fund's shares is as follows:


Class A
-------

  Net asset value per share ....................................  $27.01

  Maximum sales charge (4.75% of offering price) ...............    1.35
                                                                  ------

  Offering price to public .....................................  $28.36
                                                                  ======

Class B
-------
  Net asset value and offering price per share(2) ..............  $24.35
                                                                  ======

Class C
-------
  Net asset value per share ....................................  $24.38

  Maximum sales charge (1.00% of offering price(1)) ............     .25
                                                                  ------

  Offering price to public .....................................  $24.63
                                                                  ======

Class D
-------
  Net asset value and offering price per share(2) ..............  $24.38
                                                                  ======

--------------

(1) In addition to the front-end sales charge of 1.00%, Class C shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase.


(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are also subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind


The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the SEC. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.


                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or capital gain distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Fund for the years ended December 31, 1999, 1998 and 1997 amounted to $153,479, $149,991 and $194,341, respectively, of which $20,410, $17,323 and $22,246, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Fund for the period from May
27, 1999 (inception) to December 31, 1999 amounted to $50,444, none of which was retained by Seligman Advisors. No Class C shares of the Fund were issued or outstanding during the fiscal years ended December 31, 1998 and 1997.


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the year ended December 31, 1999:

                          Compensation on
                          Redemptions and
   Net Underwriting         Repurchases
    Discounts and         (CDSC on Class A,
 Commissions (Class A    Class C and Class D      Brokerage          Other
Sales Charges Retained)    Shares Retained)      Commissions    Compensation (1)
-----------------------    ----------------      -----------    ----------------

      $20,410                   $10,551             $-0-            $7,646

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for the year ended December 31, 1999 are reflected in the table.


Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.




                         Calculation of Performance Data


Class A
-------

The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods through December 31, 1999, were 43.56%, 27.36% and 19.03%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares over the relevant time periods were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return). Table A below illustrates the total return (income and capital) on Class A shares of the Fund, assuming all dividend and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class A shares made on December 31, 1989, had a value of $5,711 on December 31, 1999 resulting in an aggregate total return of 471.06%.

Class B
-------

The average annual total returns for the Fund's Class B shares for the one-year period ended December 31, 1999 and for the period from April 22, 1996 (inception) through December 31, 1999, were 44.51% and 24.22%, respectively. These returns were computed assuming that all dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the applicable CDSC. Table B illustrates the total return (income and capital) on Class B shares of the Fund, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $2,228 on December 31, 1999, resulting in an aggregate total return of 122.80%.

Class C
-------

The total return for the Fund's Class C shares for the period from May 27, 1999 (inception) through December 31, 1999 was 49.84%. This return was computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the period. It was then assumed that at the end of the period, the entire amount was redeemed, subtracting the 1% CDSC. Table C illustrates the total return (income and capital) on Class C shares of the Fund, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class C shares made on May 27, 1999 (commencement of operations of Class C shares) had a value of $1,498 on December 31, 1999, resulting in an aggregate total return of 49.84%.

Class D
-------

The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended December 31, 1999 and for the period from May 3, 1993 (inception) through December 31, 1999, were 48.60%, 27.58% and 19.81%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. Table D illustrates the total return (income and capital) on Class D shares of the Fund, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $3,336 on December 31, 1999, resulting in an aggregate total return of 233.56%.


The results shown below should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                                TABLE A - CLASS A


                         Value of            Value of            Value             Total Value
      Year               Initial           Capital Gain            of                   of                    Total
    Ended(1)          Investment(2)        Distributions       Dividends          Investment(2)            Return(1)(3)
    --------          -------------        -------------       ---------          -------------            ------------
    12/31/90             $  958              $    7              $-0-               $  965
    12/31/91              1,282                 211               -0-                1,493
    12/31/92              1,311                 355               -0-                1,666
    12/31/93              1,227                 519               -0-                1,746
    12/31/94              1,013                 610               -0-                1,623
    12/31/95              1,199               1,029               -0-                2,228
    12/31/96              1,258               1,343               -0-                2,601
    12/31/97              1,345               1,836               -0-                3,181
    12/31/98              1,543               2,246               -0-                3,789
    12/31/99              2,078               3,633               -0-                5,711                   471.06%


                                TABLE B - CLASS B


                         Value of            Value of            Value             Total Value
     Period              Initial           Capital Gain           of                   of                     Total
    Ended(1)           Investment(2)       Distributions       Dividends          Investment(2)            Return(1)(3)
    --------           -------------       -------------       ---------          -------------            ------------
    12/31/96              $  942               $111              $-0-               $1,053
    12/31/97                 988                289               -0-                1,277
    12/31/98               1,122                388               -0-                1,510
    12/31/99               1,452                776               -0-                2,228                  122.80%

                                TABLE C - CLASS C



                         Value of            Value of           Value              Total Value
     Period              Initial           Capital Gain           of                   of                     Total
    Ended(1)          Investment(2)        Distributions       Dividends          Investment(2)            Return(1)(3)
    --------          -------------        -------------       ---------          -------------            ------------
    12/31/99              $1,322               $176              $-0-                $1,498                  49.84%



                                TABLE D - CLASS D

                         Value of            Value of            Value             Total Value
     Period              Initial           Capital Gain            of                   of                    Total
    Ended(1)          Investment(2)        Distributions       Dividends          Investment(2)            Return(1)(3)
    --------          -------------        -------------       ---------          -------------            ------------
    12/31/93             $  965               $  116              $-0-               $1,081
    12/31/94                780                  207               -0-                  987
    12/31/95                909                  433               -0-                1,342
    12/31/96                942                  612               -0-                1,554
    12/31/97                989                  897               -0-                1,886
    12/31/98              1,123                1,107               -0-                2,230
    12/31/99              1,484                1,852               -0-                3,336                 233.56%

-------------------------
(1) For the ten-year period ended December 31, 1999 for Class A shares, from commencement of operations of Class B shares on April 22, 1996, from commencement of operations of Class C shares on May 27, 1999 and from commencement of operations of Class D shares on May 3, 1993.
(2) The "Value of Initial Investment" as of the date indicated (1) reflects the effect of the maximum initial sales charge or CDSC, if applicable, (2) assumes that all dividends and capital gain distributions were taken in cash, and (3) reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" (1) reflects the effect of the CDSC, if applicable, and (2) assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining the total value of all dividends and capital gain distributions that would have been paid during the period on such shares, assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


The total returns and average annual total returns of Class A shares quoted from time to time for periods through December 31, 1992, do not reflect the deduction of 12b-1 fees because the 12b-1 Plan was implemented on January 1, 1993. The total returns and average annual total returns of Class A shares quoted from time to time for periods through April 10, 1991, do not reflect the increased management fee approved by shareholders on April 10, 1991. These fees, if reflected, would reduce the performance quoted.


From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. The Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.


The Fund's advertising or promotional material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              Financial Statements


The Annual Report to shareholders for the year ended December 31, 1999 contains a schedule of the investments of the Fund as of December 31, 1999, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.


                               General Information


Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.


Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                    Appendix


                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

 .       Helps finance America's fledgling railroads through underwritings.
 .       Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
 .       Becomes a prominent underwriter of corporate securities, including New
        York Mutual Gas Light Company, later part of Consolidated Edison.
 .       Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
 .       Is appointed U.S. Navy fiscal agent by President Grant. Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

 .       Helps Congress finance the building of the Panama Canal.

 ...1910s

 .       Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

 .       Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking
        Machine Company.
 .       Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

 .       Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
 .       Establishes Investment Advisory Service.

 ...1940s

 .       Helps shape the Investment Company Act of 1940.
 .       Leads in the purchase and subsequent sale to the public of Newport News
 .       Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
 .       Assumes management of National Investors Corporation, today Seligman
        Growth Fund, Inc.
 .       Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

 .       Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.
 .       Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.
 .       Establishes J. & W. Seligman Trust Company and J. & W. Seligman
        Valuations Corporation.
 .       Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

 .       Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality
        Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.


 .       Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.


 .       Launches Seligman Global Fund Series, Inc., which today offers five separate series: Seligman International Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman Global Growth Fund and Seligman Emerging Markets Fund.


 .       Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.


 .       Launches innovative Seligman New Technologies Fund, Inc., a closed-end
        "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

 ...2000

 .       Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

                                                                File No. 2-33566
                                                                        811-1886

PART C.  OTHER INFORMATION
-------  -----------------

Item 23.  Exhibits.
--------  ---------


      All Exhibits have been previously filed, except Exhibits marked with an asterisk (*), which are filed herewith.



(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 filed on May 28, 1999.)


(a)(1) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(b) Amended and Restated By-Laws of the Corporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(c) Specimen Certificate of Class D Capital Stock. (Incorporated by reference to Registrant's Post-Effective Amendment No. 46 filed on April 23, 1993.)

(c)(1) Specimen Certificate of Class B Capital Stock. (Incorporated by reference to Form SE, filed on behalf of the Registrant on April 16, 1996)

(d) Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed on May 1, 1995.)


(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 filed on May 28, 1999.)


(e)(2) Form of Amended Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(e)(3) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 52 filed on April 19, 1996.)


(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (Incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. with respect to certain Chilean institutional investors. (Incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc.. (Incorporated by reference to Registrant's Post-Effective Amendment No 53 filed on April 28, 1997.)


(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Capital Fund, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed on April 29, 1998.)

                                                                File No. 2-33566
                                                                        811-1886

PART C.  OTHER INFORMATION (continued)
-------  -----------------------------

(g) Copy of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(h)   Not applicable.


(i) Opinion and Consent of Counsel in respect of Registrant's Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 filed on May 28, 1999.)


(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(j)   *Consent of Independent Auditors.

(k)   Not applicable.


(l) Form of Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class C shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 filed on May 28, 1999.)


(l)(1) Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class B shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 52 filed on April 19, 1996.)

(l)(2) Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class D shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)


(m) Amended Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 filed on May 28, 1999.)

(m)(1) Amended Form of Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 filed on May 28, 1999.)

(o) Plan for Multiple Class of Shares (four Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 filed on May 28, 1999.)

(p)   *Code of Ethics.

(Other Exhibits) Power of Attorney for Richard R. Schmaltz. (Incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed on April 29, 1998.)


          Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

Item 24.  Persons Controlled by or Under Common Control with Registrant.
--------  --------------------------------------------------------------
      Seligman Data Corp. ("SDC"), a New York Corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in SDC is recorded at a cost of $2,199.

                                                                File No. 2-33566
                                                                        811-1886

PART C.  OTHER INFORMATION (continued)
-------  -----------------------------


Item 25.  Indemnification.  Reference is made to the provisions of Articles
--------  ----------------
      Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-Laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 53 to the Registration Statement.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 26.  Business and Other Connections of Investment Adviser.  J. & W.
--------  -----------------------------------------------------
      Seligman & Co. Incorporated, a Delaware corporation, (Seligman), is the Registrant's investment manager. Seligman also serves as investment manager to nineteen other associated investment companies. They are:
      Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman New Technologies Fund, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

             Seligman has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman, pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798), which was filed on March 30, 2000.


Item 27.  Principal Underwriters
--------  ----------------------


  (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows: Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.

                                                                File No. 2-33566
                                                                        811-1886

PART C.  OTHER INFORMATION (continued)
-------  -----------------

  (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                             Seligman Advisors, Inc.
                            -----------------------

                              As of March 31, 2000
                              --------------------

          (1)                              (2)                                          (3)
     Name and Principal               Positions and Offices                     Positions and Offices
     Business Address                 with Underwriter                          with Registrant
------------------------------------  ---------------------------------------   -------------------------------------------------
     William C. Morris*               Director                                  Chairman of the Board and Chief Executive Officer
     Brian T. Zino*                   Director                                  President and Director
     Ronald T. Schroeder*             Director                                  None
     Fred E. Brown*                   Director                                  Director Emeritus
     William H. Hazen*                Director                                  None
     Thomas G. Moles*                 Director                                  None
     David F. Stein*                  Director                                  None
     Stephen J. Hodgdon*              President and Director                    None
     Charles W. Kadlec*               Chief Investment Strategist               None
     Lawrence P. Vogel*               Senior Vice President, Finance            Vice President
     Edward F. Lynch*                 Senior Vice President, National           None
                                      Sales Director
     James R. Besher                  Senior Vice President, Division           None
     14000 Margaux Lane               Sales Director
     Town & Country, MO  63017
     Gerald I. Cetrulo, III           Senior Vice President, Sales              None
     140 West Parkway
     Pompton Plains, NJ  07444
     Matthew A. Digan*                Senior Vice President,                    None
                                      Domestic Funds
     Jonathan G. Evans                Senior Vice President, Sales              None
     222 Fairmont Way
     Ft. Lauderdale, FL  33326
     T. Wayne Knowles                 Senior Vice President, Division           None
     104 Morninghills Court           Sales Director
     Cary, NC  27511
     Joseph Lam                       Senior Vice President, Regional           None
     Seligman International, Inc.     Director, Asia
     Suite 1133, Central Building
     One Pedder Street
     Central Hong Kong
     Bradley W. Larson                Senior Vice President, Sales              None
     367 Bryan Drive
     Alamo, CA  94526
     Michelle L. McCann-Rappa*        Senior Vice President, Retirement Plans   None
     Scott H. Novak*                  Senior Vice President, Insurance          None
     Jeff Rold                        Senior Vice President, Product            None
     181 East 73rd Street, Apt 20B    Business Management
     New York, New York  10021
     Ronald W. Pond*                  Senior Vice President, Division           None
                                      Sales Director

                                                                File No. 2-33566
                                                                        811-1886

PART C.  OTHER INFORMATION (continued)
-------  -----------------


                             Seligman Advisors, Inc.
                            -----------------------
                              As of March 31, 2000
                              --------------------




          (1)                                   (2)                                       (3)
     Name and Principal                   Positions and Offices                  Positions and Offices
     Business Address                     with Underwriter                       with Registrant
----------------------------------------  ------------------------------------   ---------------------
     Richard M. Potocki                   Senior Vice President, Regional        None
     Seligman International UK Limited    Director, Europe and the Middle East
     Berkeley Square House 2nd Floor
     Berkeley Square
     London, United Kingdom W1X 6EA
     Bruce M. Tuckey                      Senior Vice President, Sales           None
     41644 Chathman Drive
     Novi, MI  48375
     Andrew S. Veasey                     Senior Vice President, Sales           None
     14 Woodside Drive
     Rumson, NJ  07760
     Charles L. von Breitenbach, II*      Senior Vice President, Managed         None
                                          Money
     Gail S. Cushing*                     Vice President, National Accounts      None
     Jeffrey S. Dean*                     Vice President, Business Analysis      None
     Ron Dragotta*                        Vice President, Regional Retirement    None
                                          Plans Manager
     Mason S. Flinn                       Vice President, Regional Retirement    None
     2130 Filmore Street                  Plans Manager
     PMB 280
     San Francisco, CA  94115-2224
     Marsha E. Jacoby*                    Vice President, Offshore Business      None
                                          Manager
     Jody Knapp*                          Vice President, Regional Retirement    None
     17011 East Monterey Drive            Plans Manager
     Fountain Hills, AZ  85268
     David W. Mountford*                  Vice President, Regional Retirement    None
     7131 NW 46th Street                  Plans Manager
     Lauderhill, FL  33319
     Jeffery C. Pleet*                    Vice President, Regional Retirement    None
                                          Plans Manager
     Tracy A. Salomon*                    Vice President, Retirement Marketing   None
     Helen Simon*                         Vice President, Sales Administration   None
     Gary A. Terpening*                   Vice President, Director of Business   None
                                          Development
     John E. Skillman*                    Vice President, Portfolio Advisor      None
     Charles E. Wenzel                    Vice President, Regional Retirement    None
     703 Greenwood Road                   Plans Manager
     Wilmington, DE  19807


     Robert McBride                       Vice President, Marketing Director     None
     Seligman International, Inc.         Latin America
     Sucursal Argentina
     Edificio Laminar Plaza
     Ingeniero Butty No. 240, 4th Floor
     C1001ASB Buenos Aires, Argentina

                                                                File No. 2-33566
                                                                        811-1886

PART C.  OTHER INFORMATION (continued)
-------  -----------------

                             Seligman Advisors, Inc.
                            -----------------------
                              As of March 31, 2000
                              --------------------

          (1)                            (2)                         (3)
     Name and Principal            Positions and Offices     Positions and Offices
     Business Address              with Underwriter          with Registrant
---------------------------------  -----------------------   ---------------------
     Daniel Chambers               Regional Vice President   None
     4618 Lorraine Avenue
     Dallas, TX  75209
     Richard B. Callaghan          Regional Vice President   None
     7821 Dakota Lane
     Orland Park, IL  60462
     Kevin Casey                   Regional Vice President   None
     19 Bayview Avenue
     Babylon, NY  11702
     Bradford C. Davis             Regional Vice President   None
     241 110th Avenue SE
     Bellevue, WA  98004
     Cathy Des Jardins             Regional Vice President   None
     PMB 152
     1705 14th Street
     Boulder, CO  80302
     Kenneth Dougherty             Regional Vice President   None
     8640 Finlarig Drive
     Dublin, OH  43017
     Kelli A. Wirth Dumser         Regional Vice President   None
     7121 Jardiniere Court
     Charlotte, NC  28226
     Edward S. Finocchiaro         Regional Vice President   None
     120 Screenhouse Lane
     Duxbury, MA  02332
     Michael C. Forgea             Regional Vice President   None
     32 W. Anapamu Street # 186
     Santa Barbara, CA  93101
     Carla A. Goehring             Regional Vice President   None
     11426 Long Pine Drive
     Houston, TX  77077
     Michael K. Lewallen           Regional Vice President   None
     908 Tulip Poplar Lane
     Birmingham, AL  35244
     Judith L. Lyon                Regional Vice President   None
     7105 Harbour Landing
     Alpharetta, GA  30005
     Leslie A. Mudd                Regional Vice President   None
     5243 East Calle Redonda
     Phoenix, AZ  85018
     Tim O'Connell                 Regional Vice President   None
     11908 Acacia Glen Court
     San Diego, CA  92128
     George M. Palmer, Jr.         Regional Vice President   None
     1805 Richardson Place
     Tampa, FL  33606


                                                                File No. 2-33566
                                                                        811-1886

PART C.  OTHER INFORMATION (continued)
-------  -----------------

                             Seligman Advisors, Inc.
                            -----------------------
                              As of March 31, 2000
                              --------------------

          (1)                               (2)                                     (3)
     Name and Principal             Positions and Offices                  Positions and Offices
     Business Address               with Underwriter                       with Registrant
----------------------------------  ------------------------------------   ---------------------
     Thomas Parnell                 Regional Vice President                None
     1575 Edgecomb Road
     St. Paul, MN  55116
     Craig Prichard                 Regional Vice President                None
     300 Spyglass Drive
     Fairlawn, OH  44333
     Nicholas Roberts               Regional Vice President                None
     200 Broad Street, Apt. 2451
     Stamford, CT  06901
     Diane H. Snowden               Regional Vice President                None
     11 Thackery Lane
     Cherry Hill, NJ  08003
     James Taylor                   Regional Vice President                None
     290 Bellington Lane
     Creve Coeur, MO  63141
     Steve Wilson                   Regional Vice President                None
     83 Kaydeross Park Road
     Saratoga Springs, NY  12866
     Frank J. Nasta*                Secretary                              Secretary
     Aurelia Lacsamana*             Treasurer                              None
     Sandra G. Floris*              Assistant Vice President, Order Desk   None
     Keith Landry*                  Assistant Vice President, Order Desk   None
     Albert A. Pisano*              Assistant Vice President and           None
                                    Compliance Officer
     Joyce Peress*                  Assistant Secretary                    Assistant Secretary

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.


Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of
      J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 is custodian of the Registrant's cash and securities. It also is agent to perform certain accounting and record-keeping functions relating to portfolio transactions and to calculate the net asset value of the Registrant, and
      (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as shareholder servicing agent, maintains shareholder records for the Registrant.

Item 29.  Management Services.  Not Applicable.

Item 30. Undertakings. The Registrant undertakes: (1) to furnish a copy of the Registrant's latest Annual Report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                                                File No. 2-33566
                                                                        811-1886


                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 58 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 58 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of April, 2000.



                                    SELIGMAN CAPITAL FUND, INC.




                                    By:  /s/ William C. Morris
                                         ---------------------
                                             William C. Morris, Chairman



Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940 this Post-Effective Amendment No. 58 has been signed below by the following persons in the capacities indicated on April 28, 2000.



Signature                              Title
---------                              -----



/s/  William C. Morris                 Chairman of the Board
----------------------
William C. Morris                      (Principal Executive Officer)
                                       and Director



/s/  Brian T. Zino                     Director and President
------------------
Brian T. Zino


/s/  Thomas G. Rose                    Treasurer
-------------------
  Thomas G. Rose




John R. Galvin, Director       )
Alice S. Ilchman, Director     )
Frank A. McPherson, Director   )
John E. Merow, Director        )
Betsy S. Michel, Director      )                /s/ Brian T. Zino
                                                -----------------
James C. Pitney, Director      )                Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director     )
Richard R.  Schmaltz, Director )
Robert L. Shafer, Director     )
James N. Whitson, Director     )

                                                                File No. 2-33566
                                                                        811-1886


                          SELIGMAN CAPITAL FUND, INC.
                     Post-Effective Amendment No. 58 to the
                       Registration Statement on Form N-1A



                                  EXHIBIT INDEX


Form N-1A Item No.                    Description
------------------                    -----------

Item 23(j)                            Consent of Independent Auditors

Item 23(p)                            Code of Ethics